POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 23rd day of February 2021.

Name/Signature    Capacity
/s/ Bradford E. Ritchie        Chairman of the Board of Directors
Bradford E. Ritchie

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 25th day of February 2021.

Name/Signature    Capacity
/s/ Louise M. Herrle        Vice Chairman of the Board of Directors
Louise M. Herrle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 24th day of February 2021.

Name/Signature    Capacity
/s/ Pamela C. Asbury        Director
Pamela C. Asbury

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 24th day of February 2021.

Name/Signature    Capacity
/s/ Glenn R. Brooks        Director
Glenn R. Brooks

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 23rd day of February 2021.

Name/Signature    Capacity
/s/ Rev. Luis A. Cortés, Jr.        Director
Rev. Luis A. Cortés, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 23rd day of February 2021.

Name/Signature    Capacity
/s/ Romulo L. Diaz, Jr., Esq.        Director
Romulo L. Diaz, Jr., Esq.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 23rd day of February 2021.

Name/Signature    Capacity
/s/ James V. Dionise        Director
James V. Dionise

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 25th day of February 2021.

Name/Signature    Capacity
/s/ Angel L. Helm        Director
Angel L. Helm

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 22nd day of February 2021.

Name/Signature    Capacity
/s/ William C. Marsh        Director
William C. Marsh

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 23rd day of February 2021.

Name/Signature    Capacity
/s/ Brendan J. McGill        Director
Brendan J. McGill

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 26th day of February 2021.

Name/Signature    Capacity
/s/ Lynda A. Messick        Director
Lynda A. Messick

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 23rd day of February 2021.

Name/Signature    Capacity
/s/ Glenn E. Moyer        Director
Glenn E. Moyer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 24th day of February 2021.

Name/Signature    Capacity
/s/ Thomas H. Murphy        Director
Thomas H. Murphy

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 24th day of February 2021.

Name/Signature    Capacity
/s/ Charles J. Nugent        Director
Charles J. Nugent

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this ___ day of February 2021.

Name/Signature    Capacity
/s/ Dr. Howard B. Slaughter, Jr.        Director
Dr. Howard B. Slaughter, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Julie F. Spiker, General Counsel, Corporate Secretary and Ethics Officer, as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2020 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 25th day of February 2021.

Name/Signature    Capacity
/s/ Jeane M. Vidoni        Director
Jeane M. Vidoni